THE FBR FUNDS

Institutional Class

FBR Large Cap Fund (FBPIX)

FBR Mid Cap Fund (FBPMX)

FBR Small Cap Fund (FBPYX)

FBR Focus Fund (FBRIX)

FBR Small Cap Financial Fund (FBRUX)

FBR Technology Fund (FBRQX)

FBR Balanced Fund (AFBAX)

FBR Core Bond Fund (AFHYX)

(the “Funds”)

Supplement dated July 18, 2012

to the Prospectus and Statement of Additional Information dated February 29, 2012

1.   Matters With Respect to the Proposed Reorganization of the Funds

The Board of Trustees of the Funds recently approved Agreements and Plans of Reorganization (the “Plans”) that would provide for the reorganization of each Fund into a corresponding fund advised by Hennessy Advisors, Inc. (the “Hennessy Funds”).  The Plans set forth the terms by which the Funds would transfer all of their assets and liabilities to their corresponding Hennessy Fund in exchange for shares of the corresponding Hennessy Fund, and subsequently distribute those Hennessy Fund shares to the Funds’ shareholders (the “Reorganization Transaction”).  If the Reorganization Transaction is approved by shareholders of the Funds, shareholders of the Funds will then become shareholders of their corresponding Hennessy Fund upon the closing of the Reorganization Transaction, as follows:

FBR Fund	Corresponding Hennessy Fund
FBR Large Cap Fund	Hennessy Cornerstone Large Growth Fund
FBR Mid Cap Fund	Hennessy Focus 30 Fund
FBR Small Cap Fund	Hennessy Cornerstone Growth Fund
FBR Focus Fund	Hennessy Select Focus Fund
FBR Small Cap Financial Fund	Hennessy Select Small Cap Financial Fund
FBR Technology Fund	Hennessy Select Technology Fund
FBR Balanced Fund	Hennessy Select Balanced Fund
FBR Core Bond Fund	Hennessy Select Core Bond Fund

The Hennessy Cornerstone Large Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Growth Fund are currently existing funds managed and advised by Hennessy Advisors, Inc. and their corresponding FBR Funds will be merged into each of these funds.  The Hennessy Select Focus Fund, the Hennessy Select Small Cap Financial Fund, the Hennessy Select Technology Fund, the Hennessy Select Balanced Fund and the Hennessy Select Core Bond Fund are funds that are being established as new funds that will be the successors to their corresponding FBR Fund (the “Select Funds”).  The Select Funds will continue to have the same portfolio managers that are currently serving as the portfolio managers of the corresponding FBR Funds and will also continue to have the same investment objectives and strategies as the corresponding FBR Funds.

The Reorganization Transaction must be approved by shareholders of the Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held in October 2012.  Shareholders will be entitled to vote on the Reorganization Transaction and should expect to receive a proxy statement/prospectus that provides more detailed information about the Reorganization Transaction, the Hennessy Funds and the special meeting.  If approved by shareholders at the special meeting, the Reorganization Transaction is currently expected to occur on or about October 16, 2012, or on such other date as agreed to by the parties.

Investors should retain this supplement for future reference.